U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 5, 2007


                            LEXINGTON RESOURCES, INC.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


        00-25455                                         88-0365453
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  702.382.5139
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERAL DEFINITIVE AGREEMENT.

Disposition of Oak Hills Drilling Rig

During the first quarter of 2006, Lexington Resources, Inc. a Nevada corporation (the "Company") acquired two wholly-owned subsidiaries, Oak Hills Drilling and Operating International Inc., a Nevada corporation, and Oak Hills Drilling and Operating LLC, an Oklahoma limited liability company ("Oak Hills"). Oak Hills Drilling and Operating International Inc. is the private parent company to Oak Hills which has been providing comprehensive well drilling, completion and maintenance services to and on behalf of the Company.

During the fourth quarter of 2006, management of the Company was considering monetizing certain of the Company's assets and those of Oak Hills in order to decrease liabilities and overhead incurred by the Company on a consolidated basis from previous capital expenditures and a lack of current debt and equity resources made available to the Company. In this respect, the Company actively solicited offers from unaffiliated third parties for the purchase of certain assets of Oak Hills, inclusive of Oak Hills' Wilson Giant single draw works drilling rig and related equipment (collectively, the "Drilling Rig"). At the same time, we also requested an independent evaluation report regarding valuation of the Drilling Rig in order to substantiate the consideration to be offered.

On January 2, 2007, the Board of Directors of the Company authorized and approved the execution by Oak Hills of an agreement dated December 29, 2006 (the "Agreement") with Innovative Energy Services ("IES") pertaining to the sale and purchase of the Drilling Rig. In accordance with the Agreement: (i) IES paid to Oak Hills an aggregate amount of $3,100,000; and (ii) Oak Hills shall deliver title to the Drilling Rig to IES (which as of the date of this Current Report Oak Hills is in the process of completing).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Agreement dated December 29, 2006 between Oak Hills Drilling & Operating LLC and Innovative Energy Services.


SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             Lexington Resources, Inc.


Date:  January 5, 2007                       By: /s/ GRANT ATKINS
                                             _________________________________
                                                     Grant Atkins
                                                     President, Secretary, CEO